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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                December 3, 2001
                Date of Report (Date of earliest event reported)

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                        SIZELER PROPERTY INVESTORS, INC.
             (Exact Name of Registrant as Specified in its Charter)

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         Maryland                    1-9349                 72-1082589
 (State of Incorporation)   (Commission File Number)       (IRS Employer
                                                      Identification Number)

                            2542 Williams Boulevard
                            Kenner, Louisiana 70062
   (Address, including zip code, of Registrant's Principal Executive Office)

                                 (504) 471-6200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address if changed since last report)

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Item 5. Other Events.

   We recently filed a Registration Statement on Form S-4 (SEC File No. 333-72208) for a possible exchange offer of a new series of convertible subordinated debentures and/or preferred stock for our 8% convertible subordinated debentures due 2003. Filed herewith are pro forma financial statements to show the effect of the transaction assuming it had occurred on January 1, 2000 for our statement of operations for the year ended December 31, 2000, or January 1, 2001 for our statement of operations for the nine months ended September 30, 2001 and for purposes of our balance sheet at September 30, 2001.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

   Attached hereto as Exhibit 99.1 are our Unaudited Pro Forma Consolidated Financial Statements and the notes thereto.

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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Sizeler Property Investors, Inc.

                                             /s/ Thomas A. Masilla, Jr.
                                          By: _________________________________
                                             Thomas A. Masilla, Jr.
                                             Vice Chairman and President

Dated: December 3, 2001

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